                                                                   EXHIBIT 10.35

                                SECOND AMENDMENT

    SECOND AMENDMENT (this "Amendment"), dated as of October 30, 1996, among U.S. OFFICE PRODUCTS COMPANY, a Delaware Corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below on the date hereof and immediately before giving effect to this Amendment (the "Existing Banks"), BANKERS TRUST COMPANY, as Agent (in such capacity, the "Agent"), and each of the lenders listed on Schedule A hereto (the "New Banks"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                             W I T N E S S E T H :

    WHEREAS, the Borrower, the Existing Banks and the Agent are parties to a Credit Agreement, dated as of August 21, 1996 (as amended to date, the "Credit Agreement"); and

    WHEREAS, the parties hereto wish to amend the Credit Agreement to add the New Banks as parties thereto on the terms herein provided;

    NOW, THEREFORE, it is agreed:

    1. Each of the Existing Banks severally and not jointly hereby sells and assigns to each of the New Banks without recourse and without representation or warranty (other than as expressly provided herein), and each New Bank hereby purchases and assumes from each Existing Bank, that interest in and to each of such Existing Bank's rights and obligations under the Credit Agreement as of the date hereof which in the aggregate represents such New Bank's PRO RATA share (for each such New Bank, its "PRO RATA Share") as set forth on Schedule B hereto (calculated after giving effect to this Amendment), and such PRO RATA Share represents all of the outstanding rights and obligations under the Credit Agreement that are being sold and assigned to each New Bank pursuant to this Amendment, including, without limitation, all rights and obligations with respect to such New Bank's PRO RATA Share of the Total Commitment and all such rights and obligations with respect to such New Bank's PRO RATA Share of outstanding Revolving Loans, Swingline Loans and Letters of Credit. After giving effect to this Amendment, each of the Existing Banks' and New Banks' outstanding Commitment will be as set forth on Schedule C hereto.

    2. In accordance with the requirements of Section 12.04(b) of the Credit Agreement, (i) on the Second Amendment Effective Date (as defined below), the Credit Agreement shall be amended by deleting Annex I thereto in its entirety and by inserting in lieu thereof a new Annex I in the form of Schedule C hereto and (ii) the Borrower agrees that, promptly after the Second Amendment Effective Date, it will issue an appropriate Revolving Note to each Bank in conformity with the requirements of Section 1.05 of the Credit Agreement.

    3. On and after the Second Amendment Effective Date, Annex II to the Credit Agreement shall be amended by deleting existing Annex II in its entirety and by inserting in lieu thereof a new Annex II in the form of Schedule D hereto. For purposes of Section 12.03 of the Credit Agreement, the address of each Bank shall be as set forth on Schedule D hereto, or at such other address as such Bank may hereafter notify the other parties to the Credit Agreement in writing.

    4. Each of the Existing Banks (i) represents and warrants that it is the legal and beneficial owner of the interest being sold and assigned by it hereunder and that such interest is free and clear of any liens or security interests; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Credit Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or of any of its Subsidiaries of their obligations under the Credit Agreement or the other

Credit Documents to which they are a party or any other instrument or document furnished pursuant thereto.

    5. Each of the New Banks (i) confirms that it has received a copy of the Credit Agreement and the other Credit Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Agent, the Letter of Credit Issuer, the Existing Banks or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Transferee under the Credit Agreement; (iv) appoints and authorizes the Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Credit Documents as are delegated to the Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank, and (vi) to the extent legally entitled to do so, agrees that it will on or prior to the date hereof submit to the Agent and the Borrower the forms described in (and to the extent required by) Section 12.04(b) of the Credit Agreement.

    6. Each of the Existing Banks and the New Banks hereby agrees that all amounts accrued with respect to the Commitments, the outstanding Loans and the outstanding Letters of Credit being assigned hereunder prior to the delivery by such New Bank of the amount referred to in clause (ii) of Section 12 of this Amendment shall be for the account of the Existing Banks, respectively, and that all such amounts accrued after the delivery of such amounts referred to in clause (ii) of such Section 12 shall be for the account of the Existing Banks and each such New Bank based upon its PRO RATA Share.

    7. In accordance with Section 12.04(b) of the Credit Agreement, on and as of the date upon which each New Bank delivers the amount referred to in clause
(ii) of Section 12 of this Amendment for such New Bank, such New Bank shall become a "Bank" under, and for all purposes of, the Credit Agreement and the other Credit Documents. The Agent hereby waives the assignment fee referred to in Section 12.04(b) of the Credit Agreement in connection with the assignments effected hereby.

    8. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Section 6 of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default on the Second Amendment Effective Date, in each case both before and after giving effect to this Amendment.

    9. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

    10. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Agent and each New Bank.

    11. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

    12. Subject to Section 13 of this Amendment, this Amendment shall become effective on the date (the "Second Amendment Effective Date") when (i) the Borrower, the Agent, each Existing Bank and each New Bank shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Agent at its Notice Office and (ii) each New Bank shall have delivered to the Agent, for the accounts of the Existing Banks, respectively, an amount equal to such New Bank's relevant PRO RATA Share of the outstanding Loans.

    13. Notwithstanding Section 12 of this Amendment, if for any reason any New Bank shall not have (i) signed a counterpart hereof and delivered the same to the Agent at its Notice Office on or prior to November 1, 1996 and (ii) delivered to the Agent an amount equal to such New Bank's PRO RATA Share of the outstanding Loans on or prior to November 4, 1996, then, if each Existing Bank agrees, this Amendment shall become effective notwithstanding such failure, provided that (x) Schedules A, B, C and D hereto shall be modified to delete any such New Bank, and such New Bank's relevant PRO RATA Share shall be reallocated among the Existing Banks in such manner as the Existing Banks shall agree and
(y) the signature pages of this Amendment shall be deemed revised to delete such New Bank's name therefrom.

    14. From and after the Second Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to such Credit Agreement as amended hereby.

                                   *   *   *

    IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                U.S. OFFICE PRODUCTS COMPANY

                                By
                                     -----------------------------------------
                                     Title:

                                BANKERS TRUST COMPANY,
                                Individually and as Agent

                                By
                                     -----------------------------------------
                                     Title:

                                BANK OF TOKYO-MITSUBISHI TRUST
                                COMPANY, Individually and as Co-Agent

                                By
                                     -----------------------------------------
                                     Title:

                                CORESTATES BANK NA,
                                Individually and as Co-Agent

                                By
                                     -----------------------------------------
                                     Title:

                                HELLER FINANCIAL, INC.,
                                Individually and as Co-Agent

                                By
                                     -----------------------------------------
                                     Title:

                                NATIONSBANK, N.A.,
                                Individually and as Co-Agent

                                By
                                     -----------------------------------------
                                     Title:

                                VAN KAMPEN AMERICAN CAPITAL
                                PRIME RATE INCOME TRUST,
                                Individually and as Co-Agent

                                By
                                     -----------------------------------------
                                     Title:

                                FIRST UNION NATIONAL BANK OF
                                VIRGINIA, MARYLAND AND
                                WASHINGTON DC

                                By
                                     -----------------------------------------
                                     Title:

                                IBM CREDIT CORPORATION

                                By
                                     -----------------------------------------
                                     Title:

                                BHF-BANK AKTIENGESELLSCHAFT

                                By
                                     -----------------------------------------
                                     Title:

                                CAISSE NATIONALE de CREDIT
                                AGRICOLE

                                By
                                     -----------------------------------------
                                     Title:

                                HIBERNIA NATIONAL BANK

                                By
                                     -----------------------------------------
                                     Title:

                                NATIONAL BANK OF CANADA

                                By
                                     -----------------------------------------
                                     Title:

                                RIGGS BANK, N.A.

                                By
                                     -----------------------------------------
                                     Title:

                                SOUTHERN PACIFIC THRIFT & LOAN
                                ASSOCIATION

                                By
                                     -----------------------------------------
                                     Title:

                                UNITED STATES NATIONAL BANK OF
                                OREGON

                                By
                                     -----------------------------------------
                                     Title:

                                THE BANK OF NEW YORK

                                By
                                     -----------------------------------------
                                     Title:

                                CITY NATIONAL BANK

                                By
                                     -----------------------------------------
                                     Title:

                                FIRST NATIONAL BANK OF
                                COMMERCE

                                By
                                     -----------------------------------------
                                     Title:

                                NATIONAL CITY BANK

                                By
                                     -----------------------------------------
                                     Title:

                                                                  SCHEDULE A

                                                                      to
                                                               Second Amendment

                                   NEW BANKS

BANK OF TOKYO-MITSUBISHI TRUST COMPANY

CORESTATES BANK NA

HELLER FINANCIAL, INC.

NATIONSBANK, N.A.

VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

FIRST UNION NATIONAL BANK OF VIRGINIA, MARYLAND AND WASHINGTON D.C.

IBM CREDIT CORPORATION

BHF-BANK AKTIENGESELLSCHAFT

CAISSE NATIONALE de CREDIT AGRICOLE

HIBERNIA NATIONAL BANK

NATIONAL BANK OF CANADA

RIGGS BANK, N.A.

SOUTHERN PACIFIC THRIFT & LOAN ASSOCIATION

UNITED STATES NATIONAL BANK OF OREGON

THE BANK OF NEW YORK

CITY NATIONAL BANK

FIRST NATIONAL BANK OF COMMERCE

NATIONAL CITY BANK

                                                                      SCHEDULE B
                                                                              TO
                                                                SECOND AMENDMENT

                                 PRO RATA SHARE

BANK                                                                                                   COMMITMENT
-------------------------------------------------------------------------------------------------  -------------------

BANKERS TRUST COMPANY............................................................................            19.0%

BANK OF TOKYO-MITSUBISHI TRUST COMPANY...........................................................             8.0%

CORESTATES BANK NA...............................................................................             8.0%

HELLER FINANCIAL, INC............................................................................             8.0%

NATIONSBANK, N.A.................................................................................             8.0%

VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST..............................................            10.0%

FIRST UNION NATIONAL BANK OF VIRGINIA, MARYLAND AND WASHINGTON D.C...............................             5.0%

IBM CREDIT CORPORATION...........................................................................             5.0%

BHF-BANK AKTIENGESELLSCHAFT......................................................................             3.0%

CAISSE NATIONALE de CREDIT AGRICOLE..............................................................             3.0%

HIBERNIA NATIONAL BANK...........................................................................             3.0%

NATIONAL BANK OF CANADA..........................................................................             3.0%

RIGGS BANK, N.A..................................................................................             3.0%

SOUTHERN PACIFIC THRIFT & LOAN ASSOCIATION.......................................................             3.0%

UNITED STATES NATIONAL BANK OF OREGON............................................................             3.0%

THE BANK OF NEW YORK.............................................................................             2.0%

CITY NATIONAL BANK...............................................................................             2.0%

FIRST NATIONAL BANK OF COMMERCE..................................................................             2.0%

NATIONAL CITY BANK...............................................................................             2.0%

                                                                      SCHEDULE C
                                                                              TO
                                                                SECOND AMENDMENT

                                  COMMITMENTS

BANK                                                                                    COMMITMENT       TITLE
------------------------------------------------------------------------------------  --------------  -----------

Bankers Trust Company...............................................................  $   95,000,000     Agent

Bank of Tokyo-Mitsubishi Trust Company..............................................  $   40,000,000  Co-Agent

Corestates Bank NA..................................................................      40,000,000  Co-Agent

Heller Financial, Inc...............................................................      40,000,000  Co-Agent

NationsBank, N.A....................................................................      40,000,000  Co-Agent

Van Kampen American Capital Prime Rate Income Trust.................................      50,000,000  Co-Agent

First Union National Bank of Virginia, Maryland and Washington D.C..................      25,000,000

IBM Credit Corporation..............................................................      25,000,000

BHF-Bank Aktiengesellschaft.........................................................      15,000,000

Caisse National de Credit Agricole..................................................      15,000,000

Hibernia National Bank..............................................................      15,000,000

National Bank of Canada.............................................................      15,000,000

Riggs Bank, N.A.....................................................................      15,000,000

Southern Pacific Thrift & Loan......................................................      15,000,000

United States National Bank of Oregon...............................................      15,000,000

The Bank of New York................................................................      10,000,000

City National Bank..................................................................      10,000,000

First National Bank of Commerce.....................................................      10,000,000

National City Bank..................................................................      10,000,000

Total...............................................................................  $  500,000,000

                                                                      SCHEDULE D
                                                                              TO
                                                                SECOND AMENDMENT

                                 BANK ADDRESSES

Bankers Trust Company
130 Liberty Street
New York, New York 10006

Attention: Patricia Hogan
Telephone No.: (212) 250-5175
Telecopier No.: (212) 250-7218

Bank of New York
One Wall Street, 22nd Floor
New York, New York 10286

Attention: Gregory Shefrin
Telephone No.: (212) 635-6899
Telecopier No.: (212) 635-6434

BHF--Bank Actiengesellschaft
590 Madison Avenue--30th Floor
New York, New York 10022

Attention: Linda Pace
Telephone No.: (212) 756-5915
Telecopier No.: (212) 756-5536

Bank of Tokyo--Mitsubishi Trust Company
1251 Avenue of the Americas--12th Floor
New York, New York 10020-1104

Attention: Joel Makowsky, Vice President
Telephone No.: (212) 782-4397
Telecopier No: (212) 782-4981

Caisse Nationale de Credit Agricole
520 Madison Avenue
New York, New York 10022

Attention: John Rigo
Telephone No.: (212) 418-2254
Telecopier No.: (212) 418-2228

City National Bank
400 N. Roxbury Drive
Beverly Hills, CA 90210

Attention: George Hayrapetian, Vice President
Telephone No.: (310) 888-6114
Telecopier No.: (310) 888-6152

                                                                               SCHEDULE D
                                                                                   PAGE 2

CoreStates Bank NA
1339 Chestnut Street
Philadelphia, PA 19101
New York, New York 10166

Attention: John Brady
Telephone No.: (215) 786-2160
Telecopier No.: (215) 973-6745

Credit Agricole
75 Wall Street
29th Floor
New York, New York 10005

Attention: Andrew Mittag
Telephone No.: (212) 429-2198
Telecopier No.: (212) 429-2129

First National Bank of Commerce
210 Baronne Street
New Orleans, LA 70112

Attention: George M. McCormick III, Banking Officer
Telephone No.: (504) 561-7088
Telecopier No.: (504) 561-1864

First Union National Bank of Virginia, Maryland and Washington
D.C.
1970 Chain Bridge Road--Mail Code VA 1937
McLean, VA 22101

Attention: David Ryder, Vice President
Telephone No.: (703) 760-5457
Telecopier No.: (703) 760-5448

Heller Financial, Inc.
500 West Monroe St.
Chicago, IL 60661

Attention: Christine Rashid, Vice President
Telephone No.: (312) 441-7571
Telecopier No.: (312) 441-7357

Hibernia National Bank
313 Carondelet Street
New Orleans, LA 70130

Attention: Cheryl M. Denenea, Vice President
Telephone No.: (504) 533-2119
Telecopier No.: (504) 533-2060

IBM Credit Corporation
1133 Westchester Avenue
White Plains, New York 10604

Attention: Scott Joffee
Telephone No.: (914) 642-3585
Telecopier No.: (914) 642-3515

                                                                               SCHEDULE D
                                                                                   PAGE 3

National Bank of Canada
401 East Pratt Street--Suite 631
Baltimore, MD 21202

Attention: Richard P. Brown, Vice President
Telephone No.: (410) 727-4314
Telecopier No.: (410) 837-8359

National City Bank
1990 East Ninth Street--LOC 2102
Cleveland, Ohio 44114

Attention: Ted M. Parker, Senior Vice President
Telephone No.: (216) 575-2193
Telecopier No.: (216) 575-9396

NationsBank N.A.
6610 Rockledge Drive--6th Floor
Bethesda, MD 20817-1876

Attention: Michael R. Heredia, Vice President
Telephone No.: (301) 571-0724
Telecopier No.: (301) 571-0719

Riggs Bank, N.A.
808 17th Street, NW
Washington, DC 20006

Attention: David Olson, Vice President
Telephone No.: (202) 835-5105
Telecopier No.: (202) 835-5977

Southern Pacific Thrift & Loan Association
12300 Wilshire Blvd.
Los Angeles, CA 90025

Attention: Charles Martorano, Senior Vice President
Telephone No.: (310) 442-3300
Telecopier No.: (310) 826-3769

U.S. National Bank of Oregon
555 SW Oak Street--Suite 400--PL4
Portland, OR 97204
New York, New York 10020

Attention: Douglas Rich, Vice President
Telephone No.: (503) 275-3680
Telecopier No.: (503) 275-4276

Van Kampen American Capital
Prime Rate Income Trust
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

Attention: Jeffrey Maillet
Telephone No.: (630) 684-6438
Telecopier No.: (630) 684-6740/6741